UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2023

 SANGAMO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30171	68-0359556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)
7000 Marina Blvd., Brisbane, California 94005
(Address of principal executive offices) (Zip Code)
(510) 970-6000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SGMO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.
Sangamo Therapeutics, Inc. (“Sangamo”) today announced that it had recently engaged in discussions with various investors to explore a potential public offering of its securities. After evaluating market conditions as well as ongoing business development discussions and financing opportunities, its cash position and business outlook, Sangamo has chosen not to move forward with a public offering of its securities at this time. As previously disclosed in Sangamo’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “Form 10-K”), Sangamo believes that its available cash, cash equivalents, and marketable securities will be adequate to fund its operations for at least 12 months from the date of its consolidated financial statements included in the Form 10-K. Sangamo will continue to evaluate evolving market conditions, its cash needs and business outlook and will continue to seek additional capital, including through non-dilutive sources, and may seek additional equity financing in the future.
The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission (the “SEC”) made by Sangamo whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements regarding Sangamo's current expectations. These forward-looking statements include, without limitation, statements relating to the adequacy of Sangamo’s cash, cash equivalents and marketable securities to fund its planned operations and the timing thereof. These statements are not guarantees of future performance and are subject to certain risks and uncertainties that are difficult to predict. Sangamo’s actual results may differ materially and adversely from those expressed in these forward-looking statements. Factors that could cause actual results to differ include, but are not limited to, risks and uncertainties related to: Sangamo’s cash position, including the risk that Sangamo’s future viability beyond one year from the date of issuance of its consolidated financial statements included in the Form 10-K is dependent on its ability to raise substantial additional capital to finance its operations; Sangamo’s ability to effectuate plans to address its liquidity needs, including cost-preservation measures, and to continue as a going concern; Sangamo’s ability to raise additional capital on acceptable terms or at all; the uncertain timing and unpredictable nature of clinical trials and clinical trial results; reliance on results of early clinical trials, which results are not necessarily predictive of future clinical trial results; the research and development process, including the enrollment, operation and results of clinical trials and the presentation of clinical data; the effects of the COVID-19 pandemic and the impacts of the pandemic and other macroeconomic factors, including as a result of the ongoing conflict between Russia and Ukraine, on the global business environment, healthcare systems and business and operations of Sangamo and its collaborators, including Sangamo’s ability to raise additional capital; the unpredictable regulatory approval process for product candidates across multiple regulatory authorities; the manufacturing of products and product candidates; the commercialization of approved products; the potential for technological developments that obviate technologies used by Sangamo; Sangamo’s lack of resources to fully develop, obtain regulatory approval for and commercialize its product candidates; and other risks and uncertainties described in Sangamo’s filings with the SEC, including in the Form 10-K, and future filings and reports that Sangamo makes from time to time with the SEC. The information contained in this Current Report on Form 8-K is as of March 2, 2023, and Sangamo undertakes no duty to update forward-looking statements contained in this Current Report on Form 8-K except as required by applicable laws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANGAMO THERAPEUTICS, INC.

Dated: March 2, 2023	By:	/s/ SCOTT B. WILLOUGHBY
	Name:	Scott B. Willoughby
	Title:	Senior Vice President, General Counsel and Corporate Secretary